EXHIBIT 10.2

Execution Version

[***] = Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

INVESTOR RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of November 12, 2025, by and among FrontView REIT, Inc., a Maryland corporation (the “Company”), and the Holders (as defined below).

WHEREAS, the Company and the Holders are parties to that certain Investment Agreement dated as of the date of this Agreement by and among the Company and such Holders (the “Investment Agreement”), under which certain of the Company’s and such Holders’ obligations are conditioned upon the execution and delivery of this Agreement by the undersigned parties.

NOW, THEREFORE, the parties agree as follows:

Article 1

DEFINITIONS
Section 1.1
Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with outside counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Affiliates” has the meaning set forth in Rule 144.

“Agreement” shall have the meaning given in the Preamble, as amended from time to time in accordance herewith.

“Articles Supplementary” has the meaning set forth in the Investment Agreement.

A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” any shares of Common Stock that such Person or any of such Person’s Affiliates (as defined in Rule 12b-2 under the Exchange Act) or associates (as defined in Rule 12b-2 under the Exchange Act) is deemed to “beneficially own” (as determined in accordance with Rule 13d-3 of the Exchange Act, but without giving effect to the words “within 60 days” in Rule 13d-3(d)(1)(i) and any exercise or conversion limitation or “blocker” contained within the terms of any security exercisable or exchangeable for, or convertible into, Common Stock), together with any Common Stock so beneficially owned by any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, $0.01 par value per share.

“Company” shall have the meaning given in the Preamble.

“Credit Agreement” means that certain Credit Agreement, dated as of September 6, 2024, as in effect as of the Initial Closing Date, by and among FrontView Operating Partnership LP, the Lenders (as defined therein) party thereto and the other parties thereto, as amended, supplemented, modified, extended, renewed or restated from September 6, 2024 to the Initial Closing Date.

“EBITDA” has the meaning set forth in the Credit Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” means a Registration Statement on Form S-1 or any comparable successor form or forms thereto.

“Form S-3” means a Registration Statement on Form S-3 or any comparable successor form or forms thereto.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Holdback Agreement” shall have the meaning given in Section 2.12.1.

“Holdback Period” shall have the meaning given in Section 2.12.1.

“Holder” shall mean each of the persons named on Schedule A hereto and, for the avoidance of doubt, any Person to whom rights under this Agreement are assigned in accordance with Section 5.4.

“Indebtedness” has the meaning set forth in the Credit Agreement.

“Initial Closing Date” has the meaning set forth in the Investment Agreement.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Maewyn Holder” means Maewyn Capital Partners LLC together with its Affiliates.

“Maewyn Holder Director” shall have the meaning given in subsection 3.1.1.

“Maewyn Limited Partner” means each of [***] and, collectively, the “Maewyn Limited Partners.”

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, limited liability partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust, statutory trust, series trust, other organization, whether or not a legal entity, Governmental Authority or other entity.

“Piggyback Underwritten Offering” shall have the meaning given in subsection 2.3.1.

“Piggyback Underwritten Offering Filing” means (i) a preliminary Prospectus supplement (or Prospectus supplement if no preliminary Prospectus supplement is used) to an effective shelf Registration Statement (other than a Resale Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than a Resale Shelf Registration Statement), in each case relating, to a Piggyback Underwritten Offering.

“Piggyback Underwritten Offering Participation Limit” shall have the meaning given in subsection 2.3.1

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Redemption Date” has the meaning set forth in the Articles Supplementary.

“Registrable Security” or “Registrable Securities” means, as of any date of determination, (i) Warrants and (ii) any shares of Common Stock issued or issuable upon the exercise of the Warrants, or upon conversion of issued and outstanding Series A Convertible Preferred Stock, and any other equity securities issued or issuable with respect to any such Warrants, shares of Series A Convertible Preferred Stock or shares of Common Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement, reorganization, conversion or similar event; provided, however, that any particular Registrable Securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities are held by the Company or any of its direct or indirect Subsidiaries, (iii) such securities have been transferred in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities in accordance with the terms of this Agreement, (iv) such securities are sold or disposed of (excluding transfers or assignments by a Holder to an Affiliate of such Holder) pursuant to Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under circumstances in which all of the applicable conditions of Rule 144 (as then in effect) are met or (v) such securities become eligible for resale without volume, manner-of-sale restrictions or the requirement for current public information of the Company, in each case, pursuant to Rule 144 (or any successor or similar provision adopted by the Commission then in effect).

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration or Underwritten Offering, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any listing fees of any securities exchange on which the Common Stock is then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering;

(F) the Company’s expenses with respect to any roadshow related to the Registration or Underwritten Offering; and

(G) fees and expenses of the Company’s transfer agent.

Notwithstanding the foregoing, under no circumstances shall the Company be obligated to pay any fees, discounts and/or commissions to any Underwriter or broker with respect to the Registrable Securities.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Resale Shelf Registration Statement” shall have the meaning given in subsection 2.1.1.

“Rule 144” shall have the meaning set forth in Section 2.12.

“SEC Guidance” means (i) any publicly available written or oral questions and answers, guidance, forms, comments, requirements or requests of the Commission or its staff, (ii) the Securities Act and (iii) any other rules and regulations of the Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Threshold Amount” shall have the meaning given in subsection 3.1.1.

“Total Indebtedness” has the meaning set forth in the Credit Agreement.

“Total Leverage Ratio” means, with respect to the Company, as of any date of determination, the ratio of (a) Total Indebtedness of the Company and its Subsidiaries as of the last date of the most recently completed fiscal quarter of the Corporation to (b) the EBITDA of the Company and its subsidiaries for the most recently ended fiscal quarter of the Company.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown and a Piggyback Underwritten Offering.

“Warrant” means each warrant issued by the Company pursuant to, and having the terms, and conferring to the holders thereof the rights, set forth in, the Warrant Agreement.

“Warrant Agreement” means the warrant agreement in substantially the form attached to the Investment Agreement as Exhibit C thereto.

Article 2

REGISTRATION
Section 2.1
Resale Shelf Registration Rights.
2.1.1
Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file one or more Registration Statements with the Commission, (1) with respect to the Registrable Securities consisting of (i) Warrants and (ii) any shares of Common Stock issuable upon the exercise of issued and outstanding Warrants, on each Redemption Date on which such Warrants are issued, and (2) with respect to the Registrable Securities consisting of shares of Common Stock issuable upon conversion of issued and outstanding Series A Convertible Preferred Stock, not later than ten (10) Business Days after the earlier of (i) the date on which the Series A Convertible Preferred Stock representing the full Commitment Amount (as defined in the Investment Agreement) have been sold pursuant to the Investment Agreement and (ii) the Subsequent Closing Deadline (as defined in the Investment Agreement), in each case of (1) and (2), for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by Holders of all of the respective Registrable Securities held by the Holders (collectively, the “Resale Shelf Registration Statements”). The Company shall use commercially reasonable efforts to cause the Resale Shelf Registration Statements as promptly as practicable following the filing thereof. The Resale Shelf Registration Statements shall be on Form S-3 (or, if Form S-3 is not available to be used by the Company at such time, on Form S-1 or another appropriate form permitting Registration of such Registrable Securities for resale) and such Resale Shelf Registration Statements shall, upon request of a Holder or Maewyn Limited Partner, cover resales of the applicable Registrable Securities of such Holder or Maewyn Limited Partners. The Company’s obligations to include the Registrable Securities held by a Holder or Maewyn Limited Partner in the Resale Shelf Registration Statement are contingent upon such Holder or Maewyn Limited Partner furnishing in writing to the Company such information regarding the Holder or Maewyn Limited Partner, the securities of the Company held by the Holder or Maewyn Limited Partner and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the Registration of the Registrable Securities, and the Holder or Maewyn Limited Partner, as the case may be, shall execute such documents in connection with such Registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. Once effective, the Company shall use commercially reasonable efforts to keep the Resale Shelf Registration Statements and Prospectus included therein continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the earliest of (i) the date on which all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement and (ii) the date on which all Registrable Securities and other securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall contain a Prospectus in such form as to permit any Holder or Maewyn Limited Partner to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Holders. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or Maewyn Limited Partner, or affiliate of a Holder or Maewyn Limited Partner, as an “underwriter” in the Registration Statement without the prior written consent of such Holder or Maewyn Limited Partner.
2.1.2
Notification and Distribution of Materials. The Company shall notify the Holders and Maewyn Limited Partners in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within five (5) Business Days after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary Prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders or Maewyn Limited Partners may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement (to the extent that any of such documents is not available on EDGAR).
2.1.3
Amendments and Supplements. Subject to the provisions of Section 2.1.1 above, the Company shall as soon as reasonably practicable prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities. If any Resale Shelf Registration Statement filed pursuant to Section 2.1.1 is filed on Form S-3 and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall promptly notify the Holders and Maewyn Limited Partners of such ineligibility and use its commercially reasonable efforts to file a shelf registration on an appropriate form as soon as reasonably practicable to replace the shelf registration statement on Form S-3 and have such replacement Resale Shelf Registration Statement declared effective as soon as reasonably practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders and Maewyn Limited Partners until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time the Company once again becomes eligible to use Form S-3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S-3.
2.1.4
[Reserved].

2.1.5
[Reserved].
2.1.6
Certain Undertakings. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) each Resale Shelf Registration Statement (as of the effective date of such Resale Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related Prospectus (including any preliminary Prospectus) or Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein. The Company agrees, to the extent necessary, to supplement or make amendments to each Resale Shelf Registration Statement if required by the registration form used by the Company for the applicable Registration or by SEC Guidance.
Section 2.2
[Reserved].
Section 2.3
Piggyback Registration.
2.3.1
Right to Piggyback on Primary Offerings. If the Company proposes to file a Piggyback Underwritten Offering Filing under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing securityholders, (iii) on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iv) for an offering of debt that is convertible into equity securities of the Company, (v) for a dividend reinvestment plan or (vi) pursuant to a sale of Common Stock by the Company through an “at-the-market” program or an equity line of credit, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but no later than seven (7) days prior to the initial filing date of such Piggyback Underwritten Offering Filing, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of the lesser of, on an aggregate basis: (x) a number of Registrable Securities expected to generate gross proceeds in such offering of $25.0 million and (y) a number of Registrable Securities equal to twenty-five percent (25%) of the maximum aggregate offering size (the “Piggyback Underwritten Offering Participation Limit”) as such Holders may request in writing within three (3) days after receipt of such written notice (such Registration, a “Piggyback Underwritten Offering”). The Piggyback Underwritten Offering Participation Limit shall be calculated by the Company in good faith and shall be set forth in the notice to Holders. The number of Registrable Securities each Holder will be entitled to sell under the Piggyback Underwritten Offering Participation Limit will be determined on a pro rata basis, based on the number of Registrable Securities that each participating Holder has requested to be included in the Piggyback Underwritten Offering. The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Underwritten Offering and shall use its commercially reasonable efforts to cause the managing Underwriter(s) of such offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.3.1 to be included in a Piggyback Underwritten Offering on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through a Piggyback Underwritten Offering under this subsection 2.3.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Piggyback Underwritten Offering by the Company, and shall otherwise comply with Section 2.6 as a condition to participating in such Piggyback Underwritten Offering.
2.3.2
Holder Withdrawal Right. Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company, following which such Holder shall no longer be entitled to participate in such Piggyback Underwritten Offering.
2.3.3
Company Termination or Delay Right. If at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.3 and prior to the execution of an underwriting agreement with respect thereto, the Company shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Holders that have elected to participate in such offering (which such Holders agree they shall hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the shares of Common Stock to be sold for the Company’s account.
Section 2.4
General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:
2.4.1
prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders and keep such Holders reasonably informed as to the registration process;
2.4.2
prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions of the United States; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection 2.4.2, or (ii) take any action to subject the Company to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject; provided that, the Company shall not be required to register or qualify the Registrable Securities in any jurisdiction if such registration or qualification would be unduly burdensome, impractical, or if an required exemption is otherwise available;
2.4.3
cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
2.4.4
advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
2.4.5
advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective (which may be satisfied by the issuance of a press release by the Company);
2.4.6
notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 2.7 hereof;
2.4.7
[Reserved];
2.4.8
use reasonable best efforts to obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request;
2.4.9
on the date the Registrable Securities are delivered for sale pursuant to such Registration, use reasonable best efforts to obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Underwriter(s) may reasonably request and as are customarily included in such opinions and negative assurance letters; provided, however, that counsel for the Company shall not be required to provide any opinions with respect to any Holder;
2.4.10
in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering; provided that such underwriting agreement shall not require the Company or any of its directors and officers to be locked up for any period of time following the date of the underwriting agreement;
2.4.11
make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);
2.4.12
in connection with an Underwritten Offering, cause its senior management, officers, employees and independent public accountants (in the case of the independent public accountants, subject to any applicable accounting guidance regarding their participation in the offering or the due diligence process) to participate in, make themselves available, supply such information as may reasonably be requested and to otherwise facilitate and cooperate with the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (including participating in due diligence sessions) taking into account the Company’s reasonable business needs; and
2.4.13
otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, to facilitate the registration and disposition of Registrable Securities.
Section 2.5
Registration Expenses. All Registration Expenses shall be borne by the Company.
Section 2.6
Requirements for Participation in Underwritten Offerings. No Holder may participate in any Underwritten Offering unless such Holder (i) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
Section 2.7
Suspension of Sales; Adverse Disclosure.
2.7.1
The Company shall promptly notify each of the Holders in writing if a Registration Statement or Prospectus contains a Misstatement and, upon receipt of such written notice from the Company, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed or has received copies of a supplemented or amended Prospectus correcting the Misstatement, provided that the Company hereby covenants to as soon as reasonably practicable prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof.
2.7.2
If the filing, initial effectiveness or continued use of a Registration Statement or Prospectus included in any Registration Statement at any time (a) would require the Company to make an Adverse Disclosure, (b) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) would, if not delayed or suspended, materially adversely interfere with, or jeopardize the success of, any pending or proposed material transaction, including any material debt or equity financing, any material acquisition or disposition, any material recapitalization or reorganization or any other material transaction or (d) in the good faith judgment of the Board, would materially adversely affect the Company, the Company shall have the right to defer the filing, initial effectiveness or continued use of any Registration Statement pursuant to (a), (b), (c) or (d) for a period of not more than sixty (60) consecutive days; provided, that the Company shall not defer any such filing, initial effectiveness or use of a Registration Statement pursuant to this Section 2.7 for more than two times or for more than a total of 120 days (in each case counting deferrals initiated pursuant to (a), (b), (c) or (d) in the aggregate) in any 12-month period.
Section 2.8
Limitations on Registration Rights. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.
Section 2.9
Indemnification.

2.9.1
The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriter(s), their officers and directors and each Person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.
2.9.2
In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each Person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of the Company.
2.9.3
Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment upon written advice of its counsel a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party upon written advice of its counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.9.4
The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to subsection 2.9.5) to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.
2.9.5
If the indemnification provided under Section 2.9.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 2.9.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses, claims, damages or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 2.9.1, 2.9.2 and 2.9.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 2.9.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 2.9.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 2.9.5 from any Person who was not guilty of such fraudulent misrepresentation.
Section 2.10
Legend Removal. If any Registrable Securities are at any time eligible to be sold without registration pursuant to Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale and without compliance with the current public reporting requirements set forth under Rule 144(c), then, at a Holder’s request, the Company will take such actions necessary, in cooperation with the Company’s transfer agent (including, if required by the Company’s transfer agent, delivering an opinion of the Company’s counsel, in a form reasonably acceptable to the Company’s transfer agent), to remove any restrictive legend set forth on such certificates.
Section 2.11
Rule 144. If the Company shall have filed a Registration Statement pursuant to the requirements of Section 12 of the Exchange Act or a Registration Statement pursuant to the requirements of the Securities Act in respect of the Registrable Securities, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will file the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144 or any similar rules or regulations hereafter adopted by the Commission, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 or (B) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable

Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
Section 2.12
Holdback Agreements.
2.12.1
If requested by the managing underwriters of any Underwritten Offering, a Holder shall agree, whether or not it participates in such Underwritten Offering, as contemplated in this Section 2.12, not to (and to cause its Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Securities for a period (each such period, a “Holdback Period”) beginning on the third day before the pricing date for the Underwritten Offering and extending through the earlier of (i) the 90th day after such pricing date and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of a Holder, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance reasonably satisfactory to the managing underwriters. Notwithstanding the foregoing, a Holder shall not be obligated to enter into a Holdback Agreement unless (i) the Company and the Company’s executive officers and directors also execute agreements substantially similar to such Holdback Agreement, (ii) the Holdback Period applicable to such Holder is no longer than that which is applicable to the Company or the Company’s executive officers and directors, and (iii) such Holdback Agreement provides, with respect to the Holdback Period, that the underwriters may not waive the Holdback Period for any other holder of Common Stock unless the Holdback Period is waived to the same extent for such Holder. A Holdback Agreement shall not apply to any shares of Common Stock included in the Underwritten Offering giving rise to the application of this Section 2.12.
2.12.2
The obligations of a Holder under this Section 2.12 shall terminate upon the later of the date on which such Holder (i) ceases to have a nominee serving on the Board or (ii) Beneficially Owns less than 5% of the outstanding Common Stock.
Article 3

BOARD RIGHTS
Section 3.1
Board Nomination Rights.
3.1.1
(i)
The Company shall, upon written request by Maewyn Holder and subject to the following provisos, cause one (1) member of the Board to consist of the nominee designated in writing by the Maewyn Holder, which nominee shall initially be Charles Fitzgerald (such director appointed in accordance with this sentence, a “Maewyn Holder Director”), in each case no later than fifteen (15) Business Days following receipt by the Company of all information reasonably requested by the Company from the Maewyn Holder and such applicable nominee; provided, that the Company shall take such actions to cause the appointment of Charles Fitzgerald to the Board be effective on the Business Day following the date of this Agreement.
(ii)
Upon the Maewyn Holder collectively ceasing to Beneficially Own greater than five percent (5%) of the Common Stock of the Company (including, for the avoidance of doubt, the number of shares of Common Stock that would be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock or the number of shares of Common Stock that would be issuable upon exercise of the Warrants, as applicable) on a fully diluted basis (the “Threshold Amount”), the number of Maewyn Holder Directors that the Maewyn Holder is entitled to nominate for appointment or election to the Board shall be reduced to zero.

3.1.2
Subject to the other provisions of this Section 3.1, the Maewyn Holder Director nominated by the Maewyn Holder and elected or appointed as a member of the Board shall serve as a Maewyn Holder Director until the expiration of his or her term of office, and in such case the Maewyn Holder may nominate a successor Maewyn Holder Director nominee, subject to the Company’s reasonable approval, in accordance with this Section 3.1 upon prompt written notice to the Company at least ninety (30) calendar days prior to the one-year anniversary of the filing of the proxy statement in connection with the annual meeting of the stockholders of the Company immediately preceding the annual meeting for the election of the class of directors in which such Maewyn Holder Director is placed.
3.1.3
In the event that the number of Maewyn Holder Directors is reduced to zero as a result of a failure to maintain the Threshold Amount, the Maewyn Holder agrees, promptly upon (and in any event within five (5) Business Days following) receipt of a written request from the Company, to cause such Maewyn Holder Director to resign from the Board.
3.1.4
In the event of (i) the resignation, death or removal (including removal for cause) of the Maewyn Holder Director from the Board, (ii) the Maewyn Holder Director ceasing to be a member of the Board at any time and for any reason or (iii) the creation of a vacancy on the Board as a result of an increase in the size of the Board in compliance with the terms of this Agreement and the Company’s organizational documents, the Maewyn Holder shall have the right but not the obligation, such determination to be made in its sole discretion, to nominate in writing a successor Maewyn Holder Director nominee (or new Maewyn Holder Director nominee, as applicable) for election to the Board to fill the resulting vacancy on the Board, which nominee shall be subject to the Company’s reasonable approval. In the event that the Maewyn Holder chooses not to designate in writing a Maewyn Holder Director nominee to fill any such resulting vacancy on the Board in accordance with the terms and conditions herein, the resulting vacancy shall remain until the Maewyn Holder designates a successor Maewyn Holder Director in accordance with this Section 3.1.4.
Section 3.2
Governance Obligations. The Maewyn Holder shall cause the Maewyn Holder Director to provide to the Company, prior to, and as a condition of, nomination and appointment and on an on-going basis while serving as a member of the Board, such information and materials, including completed director and officer questionnaires, as the Company routinely receives from other non-executive members of the Board or as is required to be disclosed in proxy statements under applicable law, rule or regulation or as is otherwise reasonably requested by the Company from time to time from all non-executive members of the Board in connection with the governance, legal, regulatory, auditor or national securities exchange requirements of the Company. The Maewyn Holder Director shall be subject to all codes of conduct and policies generally applicable to non-executive members of the Board (including, without limitation, the Board Confidentiality Policy), provided that such Maewyn Holder Director shall not be subject to any code of conduct or other confidentiality policies that are more onerous on such Maewyn Holder Director than those imposed on each other non-executive member of the Board.
Section 3.3
Reimbursement of Maewyn Holder Director Expenses. The Company shall reimburse each Maewyn Holder Director for all reasonable and documented out-of-pocket expenses incurred in connection with such Maewyn Holder Director’s participation in the meetings of the Board, including all reasonable and documented travel, lodging and meal expenses, consistent with the Company’s expense reimbursement policies that apply to other non-executive directors serving on the Board.
Section 3.4
D&O Insurance; Compensation. Without limiting the rights of the Maewyn Holder Director under the organizational documents of the Company as in effect from time to time and under applicable law, such Maewyn Holder Director shall be covered as an insured by the Company’s directors’ and officers’ indemnity insurance coverage on customary terms that are at least as favorable to such Maewyn Holder Director as the terms of the coverage for other non-executive directors, and the

Company shall maintain in full force and effect directors’ and officers’ liability insurance in reasonable amounts from established and reputable insurers to the same extent it provides insurance for each of the other non-executive directors of the Board. The Maewyn Holder Director shall be entitled to any equity compensation and/or indemnification (including by entry into any indemnification agreement) available to the other non-executive directors of the Board in connection with such Maewyn Holder Director’s service on the Board. The Maewyn Holder Director shall be an express third-party beneficiary of this Section 3.4.
Article 4

STANDSTILL
Section 4.1
Standstill Obligations. Maewyn Holder hereby agrees that, until the date on which it ceases to have a nominee serving on the Board and unless (x) specifically approved in writing by the Board or (y) if it holds outstanding Series A Convertible Preferred Stock and the Company has materially breached its obligations or any the terms or conditions of the Articles Supplementary in respect of the rights, privileges and preferences of the Series A Convertible Preferred Stock, Maewyn Holder will not in any manner, directly or indirectly: (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or announce any intention to effect or cause or participate in or in any way assist, facilitate or encourage any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries, or assets of the Company or its subsidiaries constituting a significant portion of the consolidated assets of the Company and its subsidiaries, (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries, or (iii) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of the Company, (b) deposit any voting securities of the Company in a voting trust or subject voting securities of the Company to a voting agreement or any other arrangement or understanding with respect to the voting of such securities; (c) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to the Company or otherwise act in concert with any person in respect of any such securities; (d) call, or propose to call, a meeting of the shareholders of the Company or initiate any shareholder proposal for action by shareholders of the Company, or propose the removal of any director from the Board or, except as permitted by and in accordance with Article 3, propose or nominate any individual to serve as a director on the Board (e) otherwise act, alone or in concert with others, to propose to control or knowingly influence, in any manner, the management or the Board or the policies of the Company or (f) disclose or direct any person to disclose, any intention, plan or arrangement inconsistent with the foregoing.
Article 5

CONSENT RIGHTS
Section 5.1
Consent Rights. From the date of the Agreement until the date the Maewyn Holder ceases to Beneficially Own greater than the Threshold Amount, the Company shall not, without the affirmative vote or written consent of the Maewyn Holder:
(i)
create, incur, assume, guaranty or permit the existence of any Indebtedness of the Company or its Subsidiaries (other than (A) Indebtedness that exists as of the Initial Closing Date); provided, however, the Company and its Subsidiaries may incur, assume, guarantee or permit to exist such Indebtedness if, pro forma for such Indebtedness, the Total Leverage Ratio of the Company and its Subsidiaries is equal to or less than 7:00 to 1:00;
(ii)
change the classification of the Company as a Real Estate Investment Trust under the Code; or

(iii)
enter into any transaction that would require to be disclosed pursuant to Item 404 of Regulation S-K.
Article 6

GENERAL PROVISIONS
Section 6.1
Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 5.1):

If to the Company, to it at:

FrontView REIT, Inc.
3131 McKinney Avenue, Suite L10

Dallas, Texas 75204
Attn: Chief Financial Officer
Email: [***]

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

801 17th Street, NW

Washington, DC 20006

Attn: Stuart A. Barr and John M. Bibona

Email: [***]

If to the Holders or Maewyn Limited Partners, to them at,

c/o Maewyn Capital Partners LLC
3889 Maple Avenue

Suite 220, Dallas, Texas, 75219
Name: Charles Fitzgerald

E-mail: [***]

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of Americas
New York, NY 10020
Attention: Lewis Kneib and Andrew Blumenthal
E-mail: [***]

If to Rebound Investment, LP

c/o BC Partners Advisors L.P.

650 Madison Ave, 3rd Floor

New York, NY 10022

Attn: Daniel Wolfe and Operations

Email: [***]

with copy to (which copy alone shall not constitute notice):

Rimon Law

100 Park Avenue 16th Floor

New York, New York, 10017

Attn: Matthew Pace and Lisa-Marie Monsanto

Email: [***]

If to Petrus Special Situations Fund, L.P.:

c/o Petrus Special Situations Fund, L.P.

3000 Turtle Creek Blvd., Dallas, Texas 75219

Attn: Jonathan Covin, General Counsel

E-mail: [***]

with a copy to (which copy along shall not constitute notice):

Haynes Boone

98 San Jacinto Boulevard, Suite 1500

Austin, TX 78701

Attn: Evan Hall

E-mail: [***]

Section 6.2
Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 6.3
Termination; Failure to Purchase Shares under Investment Agreement.
6.3.1
Article Two of this Agreement shall terminate, with respect to each Holder, upon the date on which such Holder no longer holds any Registrable Securities.
6.3.2
Subject to the terms and conditions in the Investment Agreement, in the event that the Maewyn Holder fails to purchase all or any of its portion of Shares pursuant to any Initial Funding

Request or Subsequent Funding Request (as those terms are defined in the Investment Agreement) submitted in accordance with Section 1.2 of the Investment Agreement by close of business on the date specified in the Initial Funding Request or Subsequent Funding Request, as applicable, the Company will provide notice to the Maewyn Holder of the default. If such default of the Maewyn Holder’s obligation to purchase Shares remains uncured for fifteen (15) calendar days following the date such notice is sent, then as of the next Business Day, all of the Maewyn Holder’s rights and the Company’s obligations under Section 3.1 and Article V of this Agreement shall immediately be suspended for a period of fifteen (15) calendar days, and if the Maewyn Holder’s obligation to purchase Shares remains uncured for such fifteen (15) calendar day period, then as of the next Business Day (provided, that, for the avoidance of doubt, for so long as such Holder holds any shares of Convertible Preferred Stock, curing such default before or within such fifteen (15) calendar day period will terminate the related Termination Event and this Section 6.3.2 will be of no force and effect with respect to such default), all of the Maewyn Holder’s rights and the Company’s obligations under Section 3.1 and Article V of this Agreement shall immediately terminate; provided, however, the Maewyn Holder shall not be obligated to cause its Board nominee, if previously elected or appointed to the Board, to resign from the Board solely as a result of the termination of its rights under Section 3.1 pursuant to this Section 6.3.2.
Section 6.4
Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

This Agreement shall not be assigned by any party without the prior express written consent of the other parties hereto; provided, however, that any merger, consolidation, share exchange or similar business combination transaction involving the Company shall not require the consent of the Holders under this Agreement; provided, that if such transaction constitutes a Share Transaction, such transaction is executed in accordance with Section 6.12 of this Agreement.

Notwithstanding the foregoing, the Holders may transfer or assign all or any portion of the rights provided in this Agreement, subject to this Section 6.4, in connection with the transfer of all or any portion of the Registrable Securities without the prior written consent of the Company; provided that (i) such transfer of the Registrable Securities itself were permitted and (ii) such transferee or assignee agrees in writing with the Company to be bound by this Agreement as fully as if it were an initial signatory hereto pursuant to a written instrument in form and substance reasonably acceptable to the Company, and any such transferee may thereafter make corresponding assignments in accordance with this Section 6.4; provided further, that the Maewyn Holder may not assign its rights under Article 3 or Article 5 of this Agreement without the prior written consent of the Company.

Section 6.5
Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its respective permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 6.6
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (i) to submit to the exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, the City of New York, (ii) that exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (iii) that notice may be served upon such party at the address and in the manner set forth for such party in Section 5.1 hereof.

Section 6.7
Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.7.
Section 6.8
Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and shall mean such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.
Section 6.9
Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf.) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
Section 6.10
Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.
Section 6.11
Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.
Section 6.12
Recapitalization. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity securities (if any) of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, share exchange or other business combination transaction or otherwise) which, in each case, may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities (a “Share Transaction”) and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. In the event of a Share Transaction, the Company shall cause any successor or assign (whether by merger, consolidation, sale of assets, share exchange or other business combination transaction or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction, unless in each case, the equity securities received by the Holders are freely tradeable immediately following the Share Transaction.
Section 6.13
Amendments and Waivers. No amendment of any provision of this Agreement shall be valid and binding unless it is in writing and signed by each of (i) the Company and (ii) either (x) the Holders representing at least 50% (by number) of the Registrable Securities (with each share of Common Stock to be received upon exercise of the Warrants counting as one Registrable Security for this purpose), provided that such amendment includes the Maewyn Holder; or (y) the Maewyn Holder. No waiver of any right or remedy hereunder, to the extent legally allowed, shall be valid unless the same shall be in writing and signed by the party making such waiver. No waiver by any party of any breach or violation of, default under, or inaccuracy in any representation, warranty, covenant, or agreement hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent breach, violation, default of, or inaccuracy in, any such representation, warranty, covenant, or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power, or remedy under this Agreement shall operate as a waiver thereof. Notwithstanding the foregoing, no amendments may be made to this Agreement that adversely affect the rights of a Holder disproportionately as compared with those of other Holders hereunder without the prior written consent of such Holder.
Section 6.14
No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:
FrontView REIT, Inc.

By: /s/ Pierre Revol
Name: Pierre Revol
Title: Chief Financial Officer

[Signature Page to Investor Rights Agreement]

HOLDER:

Maewyn FVR II LP

By: /s/ Charles Fitzgerald
Name: Charles Fitzgerald
Title: Managing Partner

Rebound Investment, LP

By: BCP Special Opportunities Fund III GP LP, its General Partner

By: BCP SOF III GP L.L.C., its General Partner

By: /s/ Edward Goldthorpe
Name: Edward Goldthorpe
Title: Authorized Signatory

Petrus Special Situations Fund, L.P.

By: /s/ Jonathan Covin
Name: Jonathan Covin
Title: General Counsel

[Signature Page to Investor Rights Agreement]

Schedule A

Holders

Maewyn FVR II LP

Rebound Investment, LP

Petrus Special Situations Fund, L.P.